UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):   February 11, 2015

AXIOM OIL AND GAS CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53232	27-0686445
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1846 E. Innovation Park Dr.
Oro Valley, AZ 85755
(Address of principal executive offices) (Zip Code)

(303) 872-7814
Company’s telephone number, including area code

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

Please refer to the disclosure in Item 5.02 for details on the issuance of unregistered equity securities, which issuance was exempt from registration under the Securities Act of 1933 relying on Regulation D and/or Section 4(2) of the Securities Act of 1933.

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 11, 2015, Mr. Frank Lamendola resigned as a Director and Chief Financial Officer of the Company.  There was no disagreement between Mr. Lamendola and the Officers and Directors of the Company.

On February 11, 2015, the Company appointed Mr. Brian C. Jensen as Director and Chief Financial Officer.  In connection with the appointment, Mr. Jensen entered into the Company’s standard form of Indemnification Agreement. Pursuant to this agreement, subject to the exceptions and limitations provided therein, the Company has agreed to hold harmless and indemnify Mr. Jensen to the fullest extent permitted by law against any and all liabilities and expenses in connection with any proceeding to which such director or officer was, is or becomes a party, arising out of their services as an officer, director, employee, agent or fiduciary of the Company or its subsidiaries. The foregoing description is qualified in its entirety by the full text of the form of Indemnification Agreement, which is filed as Exhibit 10.1. In addition, pursuant to the Company’s stock option plan, the Company has granted Mr. Jensen a stock option to acquire 300,000 shares at a price of $0.25 per share with 150,000 shares vesting immediately, 50,000 shares on August 11, 2015, 50,000 shares on February 11, 2016 and 50,000 shares August 11, 2016.

Mr. Jensen has been the Chief Executive Officer of Legacy Global Financial Group, Inc. since 2004 where he assists private clients with tax-efficient financial planning, international asset protection and advanced estate planning.  Mr. Jensen also has a large tax and accounting practice.  He graduated from the University of Wyoming in 1993 with a Bachelor’s of Science degree with a major in Finance.  In 1994 he completed a second Bachelor’s degree in Accounting from the University of Wyoming.  In 1998 Mr. Jensen became a Certified Public Accountant and currently holds an active license in the state of Idaho.  In 2012 he became a Chartered Global Management Accountant.  Mr. Jensen is a member of the American Institute of Certified Public Accountants and the Idaho Society of Certified Public Accountants.

The foregoing description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to that agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Description
10.1	Indemnification Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axiom Oil and Gas Corp.

Dated:  February 16, 2015

By:  /s/Michael Altman
Name: Michael Altman
Title:  Chief Executive Officer